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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-92467) of Crossroads Systems, Inc. and Subsidiary our reports dated November 30, 1999 relating to the consolidated financial statements and financial statement schedule which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Austin, Texas
January 28, 2000